UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2017

Excel Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	333-173702	27-3955524
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 North State Highway 161 Suite 310 Irving TX	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 476-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On May 5, 2017, Excel Corporation (“the Company”) received a written notice from GACP Finance Co. that it was in default under the terms of the Loan and Security Agreement dated November 2, 2016 (“Loan Agreement”). The Lender also terminated its commitment to lend or extend credit under the Loan Agreement. As a result of the default, the Lender may declare all amounts under the Loan Agreement due and payable. As of May 10, 2017, the Lender has not accelerated the remaining principal balance.

As of April 30, 2017, the principal due under Loan Agreement was $13,783,602. The April 30, 2017 loan balance was in excess of the borrowing base as calculated under the Loan Agreement and the Company made a principal payment on May 8, 2017 of $512,583 to reduce the loan balance to $13,271,019 which was within the borrowing base. In addition, the Lender increased the cash interest payable on the loan from 13% per annum to 16% per annum (the “Default Rate”).

The Company’s Current Report on Form 8-K dated November 2, 2016 includes a more complete description of the Loan Agreement and the Loan Agreement was an exhibit to the report, which is incorporated herein by reference.

The Company is currently in discussions with the Agent regarding a forbearance agreement. There can be no assurances that the Company will be able to enter into a forbearance agreement with the lender.

Item 9.01 Exhibits

Exhibit No.

99.1*	Loan and Security Agreement Dated November 2, 2016 Among GACP Finance Co. LLC., as Agent, the Lenders as time to time party thereto, as lenders, Excel Corporation, as Borrower, and certain subsidiaries of Borrower, as Guarantors (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated November 2, 2016 and incorporated by reference herein)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXCEL CORPORATION

/s/ Robert L. Winspear
Robert L. Winspear
Chief Financial Officer

Date:  May 11, 2017

EXHIBIT INDEX

Exhibit No.

99.1*	Loan and Security Agreement Dated November 2, 2016 Among GACP Finance Co. LLC., as Agent, the Lenders as time to time party thereto, as lenders, Excel Corporation, as Borrower, and certain subsidiaries of Borrower, as Guarantors (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated November 2, 2016 and incorporated by reference herein)

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